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                                                                   EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-14179, Form S-3 No. 333-16887 and Form S-3 No. 333-13911) of
Sunstone Hotel Investors, Inc. of our reports dated August 15, 1997, and February 16, 1996, with respect to the consolidated financial statements of Kahler Realty Corporation included in Sunstone Hotel Investors, Inc.'s Current Report on Form 8-K/A dated August 22, 1997.


                                                   KPMG Peat Marwick LLP


Chicago, Illinois
August 21, 1997